UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006

VISKASE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	3089 (Primary Standard Industrial Classification Code Number)	95-2677354 (IRS Employer Identification No.)

8205 South Cass Avenue, Suite 115, Darien, Illinois	60561
(Address of principal executive offices)	(Zip Code)

(630) 874-0700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 8, 2006, Viskase Companies, Inc. (the “Company”) issued a press release announcing that the company has entered into definitive agreements with respect to the private placement of $24 million of newly issued shares of Series A Preferred Stock of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press release dated November 8, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISKASE COMPANIES, INC.

By:	/s/ Gordon S. Donovan
Gordon S. Donovan
Vice President and Chief Financial Officer

Date: November 8, 2006